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                                                                      Exhibit 24



                                POWER OF ATTORNEY


         Each person or entity whose name is signed hereto, hereby constitutes and appoints Michael V. Shustek with full power of substitution in the premises, his or its true and lawful attorney-in-fact and agent, and in his or its name, place and stead, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or advisable to enable DM Mortgage Investors, LLC a Nevada limited liability company, to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act pursuant to a Registration Statement on Form S-11 (the "Registration Statement"), of 100,000,000 Units of limited liability company interests, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of DM Mortgage Investors, LLC, a Nevada limited liability company, and the name of the Manager thereof, in the capacity indicated below, to the Registration Statement on Form S-11, and to any instruments or documents filed as a part of or in connection therewith, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this power of Attorney has been executed below by the following in the capacities indicated, as of the 15th day of March, 2000. This Power of Attorney may be executed in any number of counterparts.

                                                CAPSOURCE, INC.,
                                                Manager



                                                By:   /s/ Stephen Byrne
                                                      --------------------------
                                                      STEPHEN BYRNE
                                                      President